UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 24, 2022

Gladstone Land Corporation

(Exact Name of Registrant as Specified in Charter)

Maryland	001-35795	54-1892552
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1521 Westbranch Drive, Suite 100 McLean, Virginia	22102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 287-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	LAND	The Nasdaq Stock Market, LLC
6.00% Series B Cumulative Redeemable Preferred Stock, $0.001 par value per share	LANDO	The Nasdaq Stock Market, LLC
5.00% Series D Cumulative Term Preferred Stock, $0.001 par value per share	LANDM	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 24, 2022, Gladstone Land Corporation, a Maryland corporation (the “Company”), entered into an amended and restated dealer manager agreement (the “A&R Dealer Manager Agreement”), with Gladstone Securities, LLC, a Connecticut limited liability company and affiliate of the Company (the “Dealer Manager”). The A&R Dealer Manager Agreement amends and restates that certain Dealer Manager Agreement, dated February 20, 2020, by and between the Company and the Dealer Manager (the “Original Agreement”), to (i) reduce the amount of shares of the Company’s 6.00% Series C Cumulative Redeemable Preferred Stock, par value $0.001 per share (the “Series C Preferred Stock”), offered by the Company to (a) 10,200,000 shares of Series C Preferred Stock on a “reasonable best efforts” basis (the “Primary Offering”), and (b) 200,000 shares of Series C Preferred Stock pursuant to the Company’s dividend reinvestment plan (the “DRIP”) to those holders of the Series C Preferred Stock who participate in such DRIP; and (ii) reduce the duration of the period during which shares of Series C Preferred Stock may be offered for sale to the earlier of (a) December 31, 2022 (unless earlier terminated or extended by the board of directors of the Company) or (b) the date on which all 10,200,000 shares of Series C Preferred Stock offered in the Primary Offering are sold. The terms of the A&R Dealer Manager Agreement are otherwise substantially the same as the terms of the Original Agreement.

The foregoing description of the A&R Dealer Manager Agreement is a summary and is qualified in its entirety by the terms of the A&R Dealer Manager Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On August 24, 2022, the Company issued a press release (the “Press Release”) announcing the A&R Dealer Manager Agreement. A copy of the Press Release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Pursuant to the rules and regulations of the SEC, the information in this Item 7.01 disclosure, including Exhibit 99.1 and information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Amended and Restated Dealer Manager Agreement, dated as of August 24, 2022, by and between Gladstone Land Corporation and Gladstone Securities, LLC.

5.1	Opinion of Venable LLP regarding the legality of shares.

8.1	Tax Opinion of Bass, Berry & Sims PLC.

99.1	Press Release, dated August 24, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Land Corporation

August 24, 2022	By:	/s/ Lewis Parrish
Lewis Parrish
Chief Financial Officer